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                                                                   EXHIBIT 23(b)

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-70599 of CheckFree Corporation on Form S-8 of our report dated August 5, 2003, appearing in the Annual Report on Form 10-K of CheckFree Corporation for the year ended June 30, 2003.

/s/ Deloitte & Touche LLP

Atlanta, Georgia
October 23, 2003